SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2004

CARRAMERICA REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-11706	52-1796339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

CARRAMERICA REALTY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-22741	52-1976308
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1850 K Street, NW, Suite 500 Washington, DC	20006
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(202) 729-1700

Not applicable

(Former name or former address, if changed since last report)

Item 5.	Other Events and Regulation FD Disclosure

On March 18, 2004, CarrAmerica Realty Corporation (the “Company”) and CarrAmerica Realty, L.P. (the “Partnership”) entered into a Terms Agreement with Banc of America Securities LLC, J.P. Morgan Securities Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, Wachovia Capital Markets, LLC, Legg Mason Wood Walker, Incorporated, Piper Jaffray & Co., PNC Capital Markets, Inc., SunTrust Capital Markets, Inc. and Wells Fargo Brokerage Services, LLC, which amends and incorporates by reference that certain Underwriting Agreement, dated January 8, 2002, by and between the Company and J.P. Morgan Securities Inc., in its entirety, in connection with a proposed public offering (the “Offering”) of $225,000,000 of its 3.625% Senior Notes due 2009, which are guaranteed as to payment of principal, premium, if any, and interest by the Partnership. The notes mature on April 1, 2009, with interest payable semiannually on April 1 and October 1 of each year outstanding beginning October 1, 2004. The Company may redeem the notes at any time. The closing of the offering is expected to occur on March 23, 2004. Copies of the Underwriting Agreement and the Terms Agreement relating to the Offering are filed as exhibits to this report.

Item 7.	Financial Statements and Exhibits

The following exhibits are filed as part of this report:

1.1	Underwriting Agreement, dated as of January 8, 2002, by and between CarrAmerica Realty Corporation and J. P. Morgan Securities Inc. (incorporated by reference to Exhibit 1.1. to the Company’s and the Partnership’s Current Report on Form 8-K filed on January 11, 2002)

1.2	Terms Agreement, dated as of March 18, 2004, by and among CarrAmerica Realty Corporation, CarrAmerica Realty, L.P., Banc of America Securities LLC, J.P. Morgan Securities Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, Wachovia Capital Markets, LLC, Legg Mason Wood Walker, Incorporated, Piper Jaffray & Co., PNC Capital Markets, Inc., SunTrust Capital Markets, Inc. and Wells Fargo Brokerage Services, LLC

4.1	Indenture, dated as of January 11, 2002, by and among CarrAmerica Realty Corporation, CarrAmerica Realty, L.P., as Guarantor, and U.S. National Association, as Trustee (incorporated by reference to Exhibit 4.1 to the Company’s and the Partnership’s Current Report on Form 8-K filed on January 11, 2002)

4.2	Form of 3.625% Senior Note due 2009

4.3	Form of Guarantee by CarrAmerica Realty, L.P.

5.1	Opinion of Hogan & Hartson L.L.P. regarding legality of securities

8.1	Opinion of Hogan & Hartson L.L.P. regarding certain tax matters

12.1	Statement re: Computation of Ratios

23.1	Consent of Hogan & Hartson L.L.P. to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1)

23.2	Consent of Hogan & Hartson L.L.P. to the filing of Exhibit 8.1 herewith (included in its opinion filed as Exhibit 8.1)

25.1	Statement of Eligibility of Trustee on Form T-1 (incorporated by reference to the Company’s and the Partnership’s Current Report on Form 8-K filed on January 11, 2002)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRAMERICA REALTY CORPORATION

Date:	March 22, 2004	By:	/s/ Kurt A. Heister

Kurt A. Heister
Senior Vice President and Controller

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRAMERICA REALTY, L.P.

Date:	March 22, 2004	By:	CARRAMERICA REALTY GP HOLDINGS, INC.,
its general partner

		By:	/s/ Kurt A. Heister

Kurt A. Heister Treasurer

EXHIBIT INDEX

Exhibit	Document

1.1	Underwriting Agreement, dated as of January 8, 2002, by and between CarrAmerica Realty Corporation and J. P. Morgan Securities Inc. (incorporated by reference to Exhibit 1.1. to the Company’s and the Partnership’s Current Report on Form 8-K filed on January 11, 2002)

1.2	Terms Agreement, dated as of March 18, 2004, by and among CarrAmerica Realty Corporation, CarrAmerica Realty, L.P., Banc of America Securities LLC, J.P. Morgan Securities Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, Wachovia Capital Markets, LLC, Legg Mason Wood Walker, Incorporated, Piper Jaffray & Co., PNC Capital Markets, Inc., SunTrust Capital Markets, Inc. and Wells Fargo Brokerage Services, LLC

4.1	Indenture, dated as of January 11, 2002, by and among CarrAmerica Realty Corporation, CarrAmerica Realty, L.P., as Guarantor, and U.S. National Association, as Trustee (incorporated by reference to Exhibit 4.1 to the Company’s and the Partnership’s Current Report on Form 8-K filed on January 11, 2002)

4.2	Form of 3.625% Senior Note due 2009

4.3	Form of Guarantee by CarrAmerica Realty, L.P.

5.1	Opinion of Hogan & Hartson L.L.P. regarding legality of securities

8.1	Opinion of Hogan & Hartson L.L.P. regarding certain tax matters

12.1	Statement re: Computation of Ratios

23.1	Consent of Hogan & Hartson L.L.P. to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1)

23.2	Consent of Hogan & Hartson L.L.P. to the filing of Exhibit 8.1 herewith (included in its opinion filed as Exhibit 8.1)

25.1	Statement of Eligibility of Trustee on Form T-1 (incorporated by reference to the Company’s and the Partnership’s Current Report on Form 8-K filed on January 11, 2002)